UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of  ZBB Energy Corporation (the “Company”) held on November 7, 2012 (the “2012 Annual Meeting”), the Company’s shareholders approved an amendment (the “Omnibus Plan Amendment”) to the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) to increase the number of shares reserved for issuance thereunder by 4,500,000 shares. A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2012 Annual Meeting as filed with the Securities and Exchange Commission on September 25, 2012 (the “2012 Proxy Statement”) under the heading “Proposal 2—Approval of 2010 Omnibus Incentive Compensation Plan Amendment,” which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix A to the 2012 Proxy Statement which is also incorporated by reference herein.

Item	5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2012, the Company held its 2012 Annual Meeting.  The certified results of the matters voted upon at the 2012 Annual Meeting, each of which are more fully described in the 2012 Proxy Statement, are as follows:

The Company’s shareholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class II directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Richard A. Abdoo	35,532,723	1,732,127	29,010,310
Manfred E. Birnbaum	35,292,543	1,972,307	29,010,310
Charles W. Stankiewicz	35,885,198	1,379,652	29,010,310

The Company’s shareholders approved the Omnibus Plan Amendment, with votes cast as follows:

For	Against	Abstain
33,156,354	3,960,176	148,320

The Company’s shareholders approved the 2012 Non-Employee Director Equity Compensation Plan, with votes cast as follows:

For	Against	Abstain
31,756,863	5,339,177	168,810

The Company’s shareholders approved a series of proposed amendments to the Articles of Incorporation to affect a reverse stock split of the Company’s common stock which may be implemented in the discretion of the Board of Directors, with votes cast as follows:

For	Against	Abstain
61,103,407	4,566,696	605,057

The Company’s shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013, with votes cast as follows:

For	Against	Abstain
64,158,794	1,171,241	945,125

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: November 7, 2012	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO